                                                                   Exhibit 10.68


                       AMENDMENT NO. 7, CONSENT & RELEASE


         THIS AMENDMENT NO. 7, CONSENT & RELEASE (this "Amendment"), dated as of
                                                        ---------
March 30, 2001, is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L
 --------                                                            ---
Industries"), the other Domestic Subsidiaries of the Borrower (each a
----------
"Guarantor", and together with G&L Industries, the "Guarantors"), the Lenders
 ---------                                          ----------
identified on the signature pages hereto (the "Lenders") and FIRST UNION
                                               -------
NATIONAL BANK, as Agent for the Lenders (the "Agent").
                                              -----

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit
                                                            ---------------
Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the
---------
Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the Borrower desires to reorganize its ownership of certain of its Foreign Subsidiaries and certain Existing Joint Ventures (the "Foreign
                                                                   -------
Subsidiary Reorganization") through a series of related non-cash transactions,
-------------------------
including but not limited to the following:

               (a) the Borrower will form two new direct wholly-owned Foreign Subsidiaries ("NewLux" and "H29", respectively);
                        ------       ---

               (b) all of the Capital Stock of Galey & Lord International SARL ("OldLux") will be transferred directly or indirectly to NewLux;
           ------

               (c) all of the Capital Stock of Swift Textiles Europe Ltd. will be transferred directly or indirectly to H29; and

               (d) in connection with the foregoing steps, intercompany notes owing to the Borrower will be created.

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

               SUBPART 1.1. Certain Definitions. Unless otherwise defined herein
                            --------------------
         or the context otherwise requires, the following terms used in this Amendment No. 7, including its preamble and recitals, have the following meanings:

                    "Amended Credit Agreement" means the Existing Credit
                     ------------------------
               Agreement as amended hereby.


                    "Amendment No. 7 Effective Date" is defined in Subpart 3.1.
                     ------------------------------                -----------

               SUBPART 1.2. Other Definitions. Unless otherwise defined herein
                            -----------------
         or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 7 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

               SUBPART 2.1. NOL Impact. The definition of NOL Impact in Section
                            ----------
         1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

                    "NOL Impact" shall mean, for any period prior to the first
                     ----------
               fiscal quarter of fiscal year 2002, the amount of domestic net operating loss carry-forwards that arise from the Foreign Subsidiary Reorganization (as defined in the Amendment No. 7 and Release dated as of March 30, 2001 among the Credit Parties, the Required Lenders and the Agent); provided that the aggregate amount of NOL Impact shall not exceed $15,400,000.

               SUBPART 2.2. Recovery Events. The definition of Recovery Event in
                            ---------------
         Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

                    "Recovery Event" shall mean the receipt by the Borrower or
                     --------------
               any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets (other than, solely for purposes of Section 2.7(b)(vi), property or assets of a Foreign Subsidiary which are subject to a Lien of the type described in clause (xi) of the definition of "Permitted Liens").

               SUBPART 2.3. Ownership of Subsidiaries. Section 6.8(b) of the
                            -------------------------
         Existing Credit Agreement is amended and restated in its entirety to read as follows:

                    (b) The Borrower will not (i) have any liabilities other
               than (A) the liabilities under the Credit Documents, (B) tax liabilities in the ordinary course of business, (C) loans and advances permitted under this Agreement and (D) corporate, administrative and operating expenses in the ordinary course of business and (ii) engage in any business other than (A) owning the Capital Stock of its Subsidiaries and activities incidental or related thereto and (B) acting as the Borrower hereunder and pledging its assets to the Agent, for the benefit of the Lenders, pursuant to the Security Documents to which it is a party.

               SUBPART 2.4. Consent. Notwithstanding anything in the Credit
                            -------
         Documents to the contrary, the Required Lenders hereby consent to the Foreign Subsidiary Reorganization so long as the Agent shall have received all items required by Sections 5.10 and 5.12 of the Credit Agreement, including, without limitation, a pledge of all intercompany promissory notes payable to any Credit Party; provided, however, that
                                                       --------  -------
         the Borrower shall not be required to deliver a pledge of 65% of the Capital Stock of NewLux or H29 until 120 days from the date of formation of NewLux or H29, respectively.

               SUBPART 2.5. Release. The Agent and the Required Lenders agree
                            -------
         that in connection with the Foreign Subsidiary Reorganization, they will release their Lien on 65% of the Capital Stock of OldLux on the later of (i) the date that is 90 days after the Agent receives a pledge of 65% of the Capital Stock of NewLux and H29 and (ii) the date that OldLux ceases to be a direct Foreign Subsidiary of any Credit Party. The Required Lenders authorize the Agent to take such action as appropriate in order to effectuate such release, including, without limitation, the return of stock certificates.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

               SUBPART 3.1. Amendment No. 7 Effective Date. This Amendment shall
                            ------------------------------
         be and become effective as of the date hereof (the "Amendment No. 7
                                                             ---------------
         Effective Date") when all of the conditions set forth in this Part III
         --------------                                                --------
         shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 7."
                                            ---------------

               SUBPART 3.2. Execution of Counterparts of Amendment. The Agent
                            --------------------------------------
         shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

         SUBPART 3.3. Amendment Fee. The Borrower shall pay to the Agent, for
                      -------------
the account of each Lender executing and delivering this Amendment No. 7 to the Agent on or before noon (Eastern time) on Friday, March 30, 2001, an amendment fee (the "Amendment Fee") equal to $2,500; provided, however, with respect
          -------------                    --------  -------
Lenders which are funds which invest in bank loans and are advised or managed by the same investment advisor, only one such Amendment Fee shall be payable to the investment advisor for such Lenders.

                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendment to any Part
                      ----------------
or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This
                      ------------------------------------------------
Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3. References in Other Credit Documents. At such time as this
                      ------------------------------------
Amendment No. 7 shall become effective pursuant to the terms of Subpart 3.1, all
          -----                                                 -----------
references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 4.4. Affirmation of Liens. The Borrower and the Guarantors, as
                      --------------------
applicable, affirm the liens and security interests created and granted in the Existing Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         SUBPART 4.5. Representations and Warranties. The Borrower and the
                      ------------------------------
Guarantors hereby represent and warrant as follows:

              (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

              (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

              (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment (except as required pursuant to the Credit Agreement).

              (iv) The representations and warranties of the Credit Parties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects as of the date hereof.

              (v) No Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

              (vi) No Credit Party, to the best of its knowledge, has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder.

         SUBPART 4.6. Acknowledgment. The Guarantors (i) acknowledge and consent
                      --------------
to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

         SUBPART 4.7. Counterparts. This Amendment may be executed by the
                      ------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                      -------------
CONTRACT MADE UNDER AND GOVERNED BY THE

INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9. Successors and Assigns. This Amendment shall be binding
                      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.
                  [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                       GALEY & LORD, INC.
--------

                                By:   /s/ Leonard F. Ferro
                                   ---------------------------------------------
                                   Title: Vice President, Secretary & Treasurer

GUARANTORS:                     GALEY & LORD INDUSTRIES, INC.,
----------

                                By:   /s/ Leonard F. Ferro
                                   ---------------------------------------------
                                   Title: Vice President, Secretary & Treasurer

                                G&L SERVICE COMPANY, NORTH
                                AMERICA, INC., a Delaware corporation

                                By:   /s/ Leonard F. Ferro
                                   ---------------------------------------------
                                   Title: Vice President, Secretary & Treasurer

                                SWIFT TEXTILES INC.,
                                a Delaware corporation

                                By:   /s/ Leonard F. Ferro
                                   ---------------------------------------------
                                   Title: Vice President, Secretary & Treasurer

                                SWIFT DENIM SERVICES INC.,
                                a Delaware corporation

                                By:   /s/ Leonard F. Ferro
                                   ---------------------------------------------
                                   Title: Vice President, Secretary & Treasurer

                                GALEY & LORD PROPERTIES, INC.
                                a Delaware corporation

                                By:   /s/ Nicholas S. Hood
                                   ---------------------------------------------
                                   Title: President

                                SWIFT DENIM PROPERTIES, INC.
                                a Delaware corporation

                                By:   /s/ Nicholas S. Hood
                                   ---------------------------------------------
                                   Title: President

LENDERS:                        FIRST UNION NATIONAL BANK
-------
                                individually in its capacity as
                                a Lender and in its
                                capacity as Agent

                                By:   /s/ Roger Pelz
                                   ---------------------------------------------
                                   Title: Senior Vice President

                                THE CIT GROUP / COMMERCIAL
                                SERVICES, INC.

                                By:   /s/ William H. Skidmore
                                   ---------------------------------------------
                                   Title: Vice President

                                BANK ONE, NA

                                By:   /s/ Michele L. Quentin
                                   ---------------------------------------------
                                   Title: Assistant Vice President

                                BANK OF AMERICA, N.A.

                                By:   /s/ Deirdre B. Doyle
                                   ---------------------------------------------
                                   Title: Principal

                                SUNTRUST BANK, ATLANTA

                                By:   /s/ David W. Penter
                                   ---------------------------------------------
                                   Title: Director Senior Relationship Manager

                                By:   /s/ Jeff Howard
                                   ---------------------------------------------
                                   Title: Director

                               WACHOVIA BANK, N.A.


                               By:  /s/ Gary C. Gaskill
                                  ----------------------------------------------
                                    Title: Vice President



                               NATIONAL BANK OF CANADA


                               By:  /s/ Alex M. Council IV
                                  ----------------------------------------------
                                    Title: Vice President


                               By:  /s/ Bill Handley
                                  ----------------------------------------------
                                    Title: Vice President & Manager



                               BANK OF SCOTLAND


                               By:  /s/ Joseph Fratus
                                  ----------------------------------------------
                                    Title: Vice President



                               NORSE CBO, LTD.
                               By:  Regiment Capital Management, LLC
                                     As its Investment Advisor
                               By:  Regiment Capital Advisors, LLC
                                     Its Manager and pursuant to delegated
                                     authority


                               By:  /s/ Timothy Peterson
                                  ----------------------------------------------
                                    Title: President

                               PRESIDENT & FELLOWS OF HARVARD COLLEGE
                               By:  Regiment Capital Management, LLC
                                     As its Investment Advisor
                               By:  Regiment Capital Advisors, LLC
                                     Its Manager and pursuant to delegated
                                     authority


                               By:   /s/ Timothy Peterson
                                  ----------------------------------------------
                                     Title: Vice President



                               NATIONAL CITY BANK


                               By:   /s/ Peter W. Richer
                                  ----------------------------------------------
                                     Title: Vice President



                               COOPERATIEVE CENTRALE
                               RAIFFEISEN-BOERENLEENBANK B.A.,
                               "Rabobank Nederland", New York Branch


                               By:   /s/ Timothy J. Moore
                                  ----------------------------------------------
                                     Title: Vice President


                               By:   /s/ W. Jeffrey Vollack
                                  ----------------------------------------------
                                     Title: Senior Credit Officer
                                            Senior Vice President


                               GENERAL ELECTRIC CAPITAL CORPORATION


                               By:   /s/ William S. Richardson
                                  ----------------------------------------------
                                     Title: Duly Authorized Signatory

                               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                               By:  /s/ Steven J. Katz
                                  ----------------------------------------------
                                    Title: Second Vice President and
                                           Associate General Counsel


                               ML CLO XIX STERLING (CAYMAN) LTD.
                               By Sterling Asset Manager, L.L.C., as its
                               Investment Advisor


                               By:  /s/ Louis Pispecchia
                                  ----------------------------------------------
                                    Title: Executive Vice President



                               KZH CYPRESSTREE-1 LLC


                               By:  /s/ Kimberly Rowe
                                  ----------------------------------------------
                                    Title: Authorized Agent


                               CYPRESSTREE INVESTMENT PARTNERS I LTD.
                               By: CypressTree Investment Manangement
                                   Company, Inc. as Portfolio Manager


                               By:  /s/ Jeffrey W. Heuer
                                  ----------------------------------------------
                                    Title: Principal

                                 CYPRESSTREE INVESTMENT
                                 PARTNERS II LTD.
                                 By: CypressTree Investment Manangement
                                     Company, Inc. as Portfolio Manager

                                 By:   /s/ Jeffrey W. Heuer
                                    --------------------------------------------
                                        Title: Principal

                                 ARCHIMEDES FUNDING, L.L.C.
                                 By: ING Capital Advisors, Inc.,
                                     as Collateral Manager

                                 By:   /s/ Kurt Wegleitner
                                    --------------------------------------------
                                        Title: Senior Vice President

                                 ARCHIMEDES FUNDING II
                                 By: ING Capital Advisors, Inc.,
                                     as Collateral Manager

                                 By:   /s/ Kurt Wegleitner
                                    --------------------------------------------
                                        Title: Senior Vice President

                                 VAN KAMPEN CLO I, LIMITED
                                 By: Van Kampen
                                     Management, Inc.,
                                     as Collateral Manager

                                 By:   /s/ Darvin D. Pierce
                                    --------------------------------------------
                                        Title: Principal

                                 VAN KAMPEN CLO II, LTD.
                                 By:  Van Kampen
                                      Management, Inc.,
                                      as Collateral Manager

                                 By:  /s/ Darvin D. Pierce
                                    --------------------------------------------
                                       Title: Principal

                                 VAN KAMPEN
                                 SENIOR INCOME TRUST

                                 By:  /s/ Darvin D. Pierce
                                    --------------------------------------------
                                       Title: Principal

                                 VAN KAMPEN PRIME
                                 RATE INCOME TRUST

                                 By:  /s/ Darvin D. Pierce
                                    --------------------------------------------
                                       Title: Principal

                                 KZH PAMCO LLC

                                 By:  /s/ Kimberly Rowe
                                    --------------------------------------------
                                       Title: Authorized Agent

                                 KZH HIGHLAND-2 LLC

                                 By:  /s/ Kimberly Rowe
                                    --------------------------------------------
                                       Title: Authorized Agent

                                 ELC (CAYMAN) LTD.

                                 By:  /s/ Amos N. Beason
                                    --------------------------------------------
                                       Title: Director

                                 ELC (CAYMAN) LTD. 2000-1

                                 By:  /s/ Amos N. Beason
                                    --------------------------------------------
                                       Title: Director

                                 ELC (CAYMEN) LTD. CDO SERIES 1999-I

                                 By:  /s/ Amos N. Beason
                                    --------------------------------------------
                                       Title: Director

                                 APEX (IDM) CDO I, LTD.

                                 By:  /s/ Amos N. Beason
                                    --------------------------------------------
                                       Title: Director

                                 PILGRIM AMERICA HIGH INCOME
                                 INVESTMENTS LTD. (AS ASSIGNEE)
                                 By:  Pilgrim Investments, Inc.,
                                         as its Investment Manager

                                 By:  /s/ Michel Prince, CFA
                                    --------------------------------------------
                                       Title: Vice President

                                 PILGRIM PRIME RATE TRUST
                                 By:  Pilgrim Investments, Inc.,
                                         as its investment manager

                                 By:  /s/ Michel Prince, CFA
                                    --------------------------------------------
                                       Title: Vice President

                               SEQUILS PILGRIM I, LTD.
                               By: Pilgrim Investments, Inc.,
                                     as its investment manager

                               By:   /s/ Michel Prince, CFA
                                  ------------------------------------------
                                     Title: Vice President


                               THE CIT GROUP/EQUIPMENT FINANCING, INC.


                               By:   /s/ Katie J. Saunders
                                  ------------------------------------------
                                     Title: Senior Credit Analyst


                               PARIBAS


                               By:   /s/ Edward V. Canale
                                  ------------------------------------------
                                     Title: Managing Director



                               AVALON CAPITAL LTD
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor



                               By:   /s/ Gregory Stoeckle
                                  ------------------------------------------
                                     Title: Authorized Signatory


                               AVALON CAPITAL LTD 2
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor

                               By:   /s/ Gregory Stoeckle
                                  ------------------------------------------
                                     Title: Authorized Signatory

                                 ARK CLO 2000-1


                                 By:    /s/ Lynn Tilton
                                    -----------------------------------------
                                        Title: Authorized Signatory



                                 IFA, INCORPORATED


                                 By:    /s/ Joseph Fratus
                                    -----------------------------------------
                                        Title: Vice President
                                               Bank of Scotland
                                               As Administrative Agent
                                               For IFA, Inc.


                                 ELF FUNDING TRUST I
                                  By:  Highland Capital Management, L.P.,
                                        as Collateral Manager


                                 By:    /s/ Todd Travers
                                    -----------------------------------------
                                        Title: Senior Portfolio Manager


                                 NORTH AMERICAN SENIOR FLOATING
                                 RATE FUND
                                 By: CypressTree Investment Management
                                     Company, Inc. as Portfolio Manager



                                 By:    /s/ Jeffrey W. Heuer
                                    -----------------------------------------
                                        Title: Principal

                             CHARTER VIEW PORTFOLIO
                             By: INVESCO Senior Secured Management, Inc.
                                 As Investment Advisor


                             By:    /s/ Gregory Stoeckle
                                -----------------------------------------
                                    Title: Authorized Signatory


                             AIM FLOATING RATE PORTFOLIO
                             By: INVESCO Senior Secured Management, Inc.
                                 As Attorney in fact


                             By:    /s/ Gregory Stoeckle
                                -----------------------------------------
                                    Title: Authorized Signatory


                             PACIFICA PARTNERS I, LP
                             By: Imperial Credit Asset Management
                                 As Investment Advisor

                             By:    /s/ Tom Colwell
                                -----------------------------------------
                                    Title: Vice President